Exhibit 99.1

Nomadar Accelerates Full JP Financial Arena Land Consolidation in Spain as Global Sports Tourism Market Projected to Surpass $2 Trillion

Marshall, Texas, May 20, 2026 — Nomadar Corp. (“Nomadar” or the “Company”), a Nasdaq-listed global sports, tourism, technology, and experiential infrastructure company, today announced the execution of a binding agreement that accelerates the consolidation of the full land footprint designated for the future JP Financial Arena development in Cádiz, Spain — a strategic milestone that significantly advances the Company’s long-term international platform expansion strategy.

The newly executed agreement covers more than 161,000 additional square meters and, together with the Company’s previously announced binding agreement covering approximately 130,000 square meters, would complete the Company’s acquisition of the property for the future JP Financial Arena platform.

The execution of the purchase option represents a major strategic milestone for Nomadar because it significantly accelerates the Company’s original acquisition timeline. Under the initial framework, Nomadar had up to three years (extendable to five years) to execute the remaining purchase option. Through this new agreement, the Company expects to consolidate control of the entire development footprint within the next 90 business days, effectively accelerating the originally contemplated timeline by several years.

The accelerated consolidation of the land package is expected to enhance Nomadar’s long-term development flexibility, operational control, strategic partnership opportunities, and scalability as the Company advances future phases of the JP Financial Arena platform.

JP Financial Arena is being developed as a next-generation international destination platform integrating youth sports, live entertainment, tourism, hospitality, training operations, and experiential infrastructure into a scalable ecosystem designed to support tournaments, live events, academy operations, corporate activations, entertainment programming, and international visitor experiences.

Nomadar’s continued expansion comes at a time when the global sports tourism sector is experiencing significant long-term growth. According to third-party market research from Grand View Research and Fortune Business Insights, the global sports tourism industry is expected to expand substantially over the coming decade. Grand View Research estimates the market at approximately $803.9 billion in 2025, growing to approximately $2.78 trillion by 2033, while Fortune Business Insights projects growth from approximately $707.29 billion in 2025 to approximately $1.98 trillion by 2034. Industry analysts attribute this projected expansion to increasing youth sports participation, international tournaments, destination travel, and continued investment in large-scale sports infrastructure.

In parallel, independent market research groups project continued expansion within the global youth sports industry. Business Research Insights projects the global youth sports market to grow from approximately $56.02 billion in 2025 to approximately $154.5 billion by 2035, as municipalities, private operators, academy systems, and international organizations continue increasing investment in sports facilities, tournaments, and athlete development ecosystems worldwide.

The proposed development is strategically positioned within Cádiz, one of Southern Europe’s most established tourism and experiential travel destinations. According to Spain’s National Statistics Institute (INE), Spain welcomed approximately 93.5 million international tourists in 2025, reinforcing the country’s position as one of the world’s leading tourism markets. In addition, the Government of Andalucía reported approximately 30 million visitors to the Andalusia region during 2025, highlighting continued growth in international travel demand, sports tourism, hospitality, and large-scale live-event activity throughout Southern Spain.

Nomadar believes these macroeconomic and tourism trends create an attractive long-term environment for destination-based sports, entertainment, hospitality, and experiential infrastructure development. The Company’s expansion strategy is designed to position Nomadar across multiple high-growth verticals simultaneously, including:

● Sports tourism

● International youth tournaments

● Academy partnerships

● Multi-use sports facilities

● Hospitality-driven sports destinations

● Live entertainment and event operations

The JP Financial Arena platform is designed to support multiple long-term operational verticals spanning tourism, venue operations, live entertainment, academy systems, sponsorship activation, hospitality experiences, and international event programming, positioning Nomadar across several segments of the expanding global sports, tourism, entertainment, and experiential economy.

Nomadar has already begun advancing its live-events and venue-management capabilities through initiatives linked to the Cádiz CF stadium, including the Cádiz Music Stadium concert platform developed in collaboration with Cádiz CF and external promoters. The Company views these operational initiatives as a foundational component for the future expansion of the broader JP Financial Arena ecosystem.

“Our objective is to position Nomadar at the intersection of several global growth trends, including sports tourism, experiential entertainment, destination travel, and international youth athletics,” stated Joaquin Martin, CEO of the Americas of Nomadar. “The continued expansion of JP Financial Arena represents another important step toward building a scalable international platform designed to capitalize on the globalization of sports, live experiences, and destination-based entertainment.”

“This purchase option represents a major strategic milestone for Nomadar,” added Rafael Contreras, Executive Co-Chairman of Nomadar. “Accelerating the consolidation of the full land footprint strengthens the foundation of a scalable platform integrating sports, tourism, entertainment, hospitality, and experiential infrastructure into a long-term international growth ecosystem.”

The Company continues executing a broader international growth strategy spanning Europe, Southeast Asia, North America and Latin America while advancing initiatives involving tournament operations, academy expansion, facility development, venue management, hospitality integration, and long-term operational agreements.

Nomadar is strategically leveraging the convergence of youth sports, international travel, hospitality, live entertainment, and sports tourism infrastructure — sectors that continue attracting substantial institutional investment and international expansion globally.

Market size estimates, industry projections, tourism statistics, and growth forecasts referenced in this release are based on publicly available third-party market research, tourism studies, government statistics, and sports industry reports and are provided solely for general industry context. Such information should not be interpreted as Company financial guidance, revenue projections, or guarantees of future performance, and actual industry or Company results may differ materially from the cited estimates and forecasts.

Sources: Grand View Research, Fortune Business Insights, Business Research Insights, Spain National Statistics Institute (INE), Government of Andalucía, and publicly available tourism and sports industry market reports.

About Nomadar

Nomadar Corp. is a U.S.-based company operating at the intersection of sports, tourism, technology, and health. A subsidiary of Cádiz CF, a 115-year-old professional soccer club competing in La Liga, Nomadar develops innovative projects that connect global audiences through experiences that combine health, entertainment, and digital engagement.

The Company is also advancing the JP Financial Arena real estate development project for a multi-purpose event center in southern Europe, designed to host international sports, cultural, and corporate events. Nomadar’s mission is to create sustainable, technology-driven platforms that enhance the connection between sports, community, and health.

Safe Harbor Statement

This Press Release includes “forward-looking statements” within the meaning of U.S. federal securities laws. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. This forward-looking information relates to future events or future performance of Nomadar and reflects management’s expectations and projections regarding Nomadar’s growth, results of operations, performance, and business prospects and opportunities, including but not limited to statements regarding the Company´s control over the land for the development of the JP Financial Arena. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. In some cases, forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “plan”, “anticipate”, “aim”, “seek”, “is/are likely to”, “believe”, “estimate”, “predict”, “potential”, “continue” or the negative of these terms or other comparable terminology intended to identify forward-looking statements. Forward-looking statements are based on certain assumptions and analyses made by the management of Nomadar in light of its experience and understanding of historical trends and current conditions and other factors management believes are appropriate to consider, which are subject to risks and uncertainties. Although Nomadar’s management believes that the assumptions underlying these statements are reasonable, they may prove to be incorrect, and actual results may vary materially from the forward-looking information presented. Given these risks and uncertainties underlying the assumptions made, prospective purchasers of Nomadar’s securities should not place undue reliance on these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by applicable law, Nomadar undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all such factors and to assess in advance the impact of each such factor on Nomadar’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Potential investors should read this document with the understanding that Nomadar’s actual future results may be materially different from what is currently anticipated. The Company cautions investors that actual results may differ materially from those anticipated and encourages investors to review other factors that may affect its future results in the Company´s filings with the SEC, available at www.sec.gov. Further descriptions of these risks and uncertainties can be found in the Company’s most recent Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2026, and in subsequent filings with and submissions to, the SEC, as the same may be amended and supplemented from time to time, which are available at www.sec.gov. Except as otherwise required by law, the Company disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events, or circumstances or otherwise.

Public Relations / Strategic Advisory

Phoenix MGMT & Consulting

PR@PhoenixMGMTconsulting.com

Media Contact

Fatema Bhabrawala

Director of Media Relations, Alliance Advisors

fbhabrawala@allianceadvisors.com

Investor Contacts

investor.relations@nomadar.com

or

Richard Land, Alliance Advisors

nomaIR@allianceadvisors.com